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                                                                   Exhibit 10.46




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                                 AMENDMENT NO. 1

                                       TO

                       ASSET AND SHARE PURCHASE AGREEMENT

                                  BY AND AMONG

                                SEQUA CORPORATION

                              MEGTEC SYSTEMS, INC.

                        BALDWIN TECHNOLOGY COMPANY, INC.

                            BALDWIN ENKEL CORPORATION

                                 BALDWIN AMAL AB

                                       AND

                        BALDWIN ASIA PACIFIC CORPORATION

                        EFFECTIVE DATE - AUGUST 31, 2001
                       EXECUTION DATE - SEPTEMBER 25, 2001


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                                 AMENDMENT NO. 1
                                       TO
                       ASSET AND SHARE PURCHASE AGREEMENT

         This Amendment No. 1 to Asset and Share Purchase Agreement (the "First Amendment") is executed this 25th day of September, 2001 and is dated effective as of the 31st day of August, 2001, is by and among Sequa Corporation, a Delaware corporation ("Sequa"), MEGTEC Systems, Inc., a Delaware corporation ("MEGTEC"), Baldwin Technology Company, Inc., a Delaware corporation ("Baldwin Technology"), Baldwin Enkel Corporation, a Delaware corporation ("Baldwin Enkel"), Baldwin Amal AB, a Swedish limited liability company ("Baldwin Amal"), and Baldwin Asia Pacific Corporation, a Delaware corporation ("Baldwin Asia").

                                    RECITALS

         (A) Sequa, MEGTEC, Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia (collectively the "Parties") entered into an Asset and Share Purchase Agreement dated July 20, 2001 (the "Purchase Agreement").

         (B) The Parties desire to amend and supplement and by this First Amendment do hereby amend and supplement the Purchase Agreement as and to the extent set forth in this First Amendment.

                                    AGREEMENT

         NOW, THEREFORE in consideration of the premises and the agreements, representations, warranties and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and subject to and upon the terms and conditions of this First Amendment, the Parties, intending to be legally bound, do hereby agree as follows:

                          Article I: GENERAL PROVISIONS

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         SECTION 1.01. DEFINITIONS. Terms not otherwise defined in this First
Amendment shall have the meanings ascribed to them by definition in the Purchase Agreement or in EXHIBIT A thereto.


                  ARTICLE II: AMENDMENTS TO PURCHASE AGREEMENT

         SECTION 2.01. PURCHASED ASSETS. Clause (t) of Section 2.02 of Article II of the Purchase Agreement is hereby deleted in its entirety.


         SECTION 2.02. EXCLUDED ASSETS. Clause (a) of Section 2.03 of Article II of the Purchase Agreement is hereby amended to read in its entirety as follows:

         (a) All cash of Baldwin Enkel and Baldwin Amal;


         SECTION 2.03. EXCLUDED ASSETS. Clause (d) of Section 2.03 of Article II of the Purchase Agreement is hereby amended to read in its entirety as follows:

         (d) All bank accounts and lock boxes of Baldwin Amal and Baldwin Enkel and those bank guarantees issued on behalf of Baldwin Amal listed in
         SCHEDULE 2.03(D);


         SECTION 2.04. EXCLUDED ASSETS. Section 2.03 of Article II of the Purchase Agreement is hereby amended by adding thereto a new clause (m) which reads in its entirety as follows:

         (m) All trade accounts receivable from Goss Holdings, Inc. and Goss Graphic Systems, Inc., but not from any other Affiliate of Goss Holdings, Inc.


         SECTION 2.05. EXCLUDED ASSETS. Section 2.03 of Article II of the Purchase Agreement is hereby amended by adding thereto a new clause (n) which reads in its entirety as follows:

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         (n) All foreign exchange contracts of any of the Baldwin Entities, including any member of the Roll Handling Group, whether relating to Receivables, Customer Contracts or otherwise as well as any such foreign exchange contracts listed in any of the Schedules hereto, including SCHEDULE 6.08.


         SECTION 2.06. EXCLUDED LIABILITIES. Section 2.05 of Article II of the Purchase Agreement is hereby amended by adding thereto new clauses (aa) and (bb) which respectively read in their entirety as follows:

         (aa) All obligations and liabilities relating to or arising out of all foreign exchange contracts of any of the Baldwin Entities, including any member of the Roll Handling Group, whether relating to Receivables, Customer Contracts or otherwise, as well as any such foreign exchange contracts listed in any of the Schedules hereto, including SCHEDULE 6.08.

         (bb) All obligations and liabilities relating to or arising out of those bank guarantees relating to Baldwin Amal listed in SCHEDULE 2.03(d).


         SECTION 2.07. TRANSFERRED ASSETS. Section 2.07 of Article II of the Purchase Agreement is hereby amended by adding thereto a new clause (f) which reads in its entirety as follows:

         (f) All trade accounts receivable, if any, from Goss Holdings, Inc. and Goss Graphic Systems, Inc., but not from any other Affiliate of Goss Holdings, Inc.


         SECTION 2.08. INDEMNIFIED LIABILITIES. Section 2.11 of Article II of the Purchase Agreement is hereby amended by adding thereto a new clause (z) which reads in its entirety as follows:

         (z) All obligations and liabilities to any Persons on account of, arising out of or relating to the cancellation of:

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                  (i) the License Agreement, dated as of January 31, 1997,
                  relating to the manufacture, sale and distribution of the Autoweb Model Nos. 203845 and 233850, between Baldwin Enkel Corporation and Baldwin Asia Pacific Limited (a corporation that was liquidated and all of its rights and obligations under this agreement were transferred to Baldwin Asia Pacific Corporation);

                  (ii) the License Agreement, dated as of October 1, 1999, relating to the manufacture, sale and distribution of SE Zero Speed Splicers, between Baldwin Enkel Corporation and Baldwin Asia Pacific Corporation;

                  (iii) the License Agreement, dated as of January 31, 1997, relating to the manufacture, sale and distribution of the Autoweb Model Nos. 203845 and 233850, between Baldwin Asia Pacific Limited (a corporation that was liquidated and all of its rights and obligations under this agreement were transferred to Baldwin Asia Pacific Corporation) and Baldwin Printing Control Equipment (Beijing) Co., Ltd.;

                  (iv) the License Agreement, dated as of October 1, 1999, relating to the manufacture, sale and distribution of SE Zero Speed Splicers, between Baldwin Asia Pacific Corporation and Baldwin Printing Control Equipment (Beijing) Co., Ltd.;

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                  (v) the Agreement regarding the licensing of know-how, not dated, relating to the manufacture, sale and distribution of zero-speed splicers and autoweb splicers, COV-109 Count-o-Veyors and KANSA stackers, between Baldwin Printing Control Equipment (Beijing) Co., Ltd. and Baldwin Printing Equipment (Shanghai) Company, Ltd.; and

                  (vi) the Agreement regarding the licensing of the Autoweb, dated December 22, 1998, between Baldwin Printing Control Equipment (Beijing) Co., Ltd. and Baldwin Printing Equipment (Shanghai) Company, Ltd.

         The foregoing constitute the only license agreements by and among any of the Baldwin Entities, on the one hand, and any member of the Roll Handling Group, on the other hand.

         SECTION 2.09. INDEMNIFIED LIABILITIES. Section 2.11 of Article II of the Purchase Agreement is hereby amended by adding thereto a new clause (aa) which reads as follows:

         (aa) Subject to Section 8.16 hereof, all obligations and liabilities arising out of or relating to violation of Legal Requirement or otherwise on account of or relating to Permits required in connection with any aspect of the lease or occupancy by Baldwin Printing of the Shanghai Facility, including Permits required to be held, obtained or maintained by the owner of the Shanghai Facility.

         SECTION 2.10. PURCHASE PRICE. Section 3.01 of Article III of the Purchase Agreement is hereby amended to read in its entirety as follows:

         SECTION 3.01. PURCHASE PRICE. The purchase price for the Purchased Assets and the CS Printing Shares shall be an amount equal to the tangible net book value as of the Closing Time of the


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         Inventories, Receivables, Prepaids, Fixed Assets, Retained Cash,
         Retained Inventories, Retained Receivables, Retained Prepaids and Retained Fixed Assets, less Accounts Payable, Accrued Expenses, Retained Accounts Payable and Retained Accrued Expenses (collectively, the "Closing Tangible Net Book Value"), plus a fixed premium of One Million Seven Hundred Thousand Dollars ($1,700,000) (the "Purchase Price").

         SECTION 2.11. PAYMENT OF ESTIMATED PURCHASE PRICE. Section 3.03 of
Article III of the Purchase Agreement is hereby amended to read in its entirety as follows:

         At the Closing, MEGTEC shall pay or cause any Designated Purchaser to pay to Baldwin Enkel, Baldwin Amal and Baldwin Asia an estimated purchase price, in the aggregate, in the amount of Six Million Eight Hundred Thousand Dollars ($6,800,000) (the "Estimated Purchase Price").

         SECTION 2.12. ADJUSTMENT TO ESTIMATED PURCHASE PRICE. The first sentence of clause (a) of Section 3.04 of Article III of the Purchase Agreement is hereby amended to read in its entirety as follows:

         The Estimated Purchase Price will be subject to a post-Closing adjustment (a "Purchase Price Adjustment"), up or down, to the extent the Closing Tangible Net Book Value as of the Closing Time plus a fixed premium of One Million Seven Hundred Thousand Dollars ($1,700,000) is more or less than the Estimated Purchase Price.

         SECTION 2.13. CLOSING TIME. The first sentence of clause (a) of Section
4.01 of Article IV of the Purchase Agreement is hereby amended to read in its entirety as follows:

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         The closing of the transactions contemplated by this Agreement shall take place as soon as possible following fulfillment of the conditions to Closing set forth in this Agreement but in no event later than September 26, 2001 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York, or at such other place or date as may be agreed upon from time to time in writing by Baldwin Technology and MEGTEC (the "Closing Time").

         SECTION 2.14. DELIVERIES AT THE CLOSING BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Subclause (14) of clause (b) of Section
4.01 of Article IV of the Purchase Agreement is hereby deleted in its entirety.

         SECTION 2.15. DELIVERIES AT THE CLOSING BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Clause (b) of Section 4.01 of Article IV of the Purchase Agreement is hereby amended by adding thereto a new paragraph which reads in its entirety as follows:

         b) At the time of Closing, the Corporate Minute Book and Corporate Seal for Baldwin Printing shall be physically located at the Shanghai Facility and in the possession of Mr. Zhou Yang (Joe) Lu.

         SECTION 2.16. DELIVERIES AT THE CLOSING BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Clause (b) of Section 4.01 of Article IV of the Purchase Agreement is hereby amended by adding thereto a new subclause
(24) which reads in its entirety as follows:

         (24) A special opinion from counsel in the Peoples Republic of China reasonably satisfactory to MEGTEC and MEGTEC's Chinese counsel with respect to the transfer, if any, of Intellectual Property (i) under the Shanghai Goss Quality Agreement or the Memorandum between Baldwin Beijing and Shanghai Goss or (ii) as a result of the


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         cancellation and termination of the license agreements referred to in
         Section 2.11(z) hereof.

         SECTION 2.17. DELIVERIES AT THE CLOSING BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Clause (b) of Section 4.01 of Article IV of the Purchase Agreement is hereby amended by adding thereto a new subclause
(25) which reads in its entirety as follows:

         (25) An instruction letter in form satisfactory to the Parties and Baldwin Amal's bank authorizing certain daily wire transfers of funds from Baldwin Amal's bank account received after the Closing Time to a bank account of MEGTEC or any Designated Purchaser.

         SECTION 2.18. PRODUCT WARRANTY. The last sentence of Section 8.07 of
Article VIII of the Purchase Agreement is hereby amended to read in its entirety as follows:

         Any customer claim to the extent seeking any remedy other than product repair, return or replacement or product purchase price refund, which for purposes of this Agreement shall include (i) any liabilities or obligations for consequential, incidental, liquidated, punitive, indirect, special and similar damages (as well as lost profits and other monetary amounts due to customers of the Roll Handling Group) whether imposed by contract, Legal Requirement or otherwise, for goods and equipment shipped prior to the Closing Time, or (ii) any extension by the Roll Handling Group of the warranty periods set forth in
         SCHEDULE 6.33(e), shall be Excluded Liabilities or Indemnified Liabilities and from and after the Closing Time, neither MEGTEC, MEGTEC's Affiliates, any Designated Purchaser nor Baldwin Printing shall have any obligation or liability whatsoever therefor.

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         SECTION 2.19. REMOVAL OF PURCHASED ASSETS FROM THE ROCKFORD FACILITY.
Section 8.11 of Article VIII of the Purchase Agreement is hereby amended by adding thereto a new clause (e) which reads in its entirety as follows:

         (e) Notwithstanding anything in this Agreement to the contrary, Baldwin Enkel shall not be required (i) to dismantle crate and otherwise prepare for shipment any of the office equipment, including, without limitation, computers and software, and supplies and other related assets included in the Purchased Assets or (ii) to transfer any Personal Property Leases included in the Purchased Assets and located at the Rockford Facility, before such time as Baldwin Enkel has completed all of its undertakings as provided in Section 8.15 hereof.

         SECTION 2.20. REMOVAL OF PURCHASED ASSETS FROM THE ROCKFORD FACILITY.
Section 8.12 of Article VIII of the Purchase Agreement is hereby amended by adding thereto a new clause (g) which reads in its entirety as follows:

         (g) Baldwin Enkel shall use all commercially reasonable efforts to retain the services and maintain employment of those employees designated in SCHEDULE 8.12(g) hereto until the respective dates set forth in SCHEDULE 8.12(g).

         Section 8.12(a) of Article VIII of the Purchase Agreement is hereby amended by changing the reference to "SCHEDULE 8.12" therein to now read "SCHEDULE 8.12(a)".

         SECTION 2.21. PRODUCTION DRAWINGS. Article VIII of the Purchase Agreement is hereby amended by adding thereto a new Section 8.15 which reads in its entirety as follows:

         SECTION 8.15. PRODUCTION DRAWINGS. As soon as practicably possible and in any event no later than October 15, 2001, Baldwin Enkel shall, at its sole cost and expense, to MEGTEC's reasonable


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         satisfaction, have converted all CAD production drawings from Accugraph to Auto CAD with respect to the following products:

                           (i)      Zero Speed Splicer - Model 10;

                           (ii)     Zero Speed Splicer - Model 12; and

                           (iii)    Auto Web Splicers - All Models.


         SECTION 2.22. SHANGHAI FACILITY. Article VIII of the Purchase Agreement is hereby amended by adding thereto a new Section 8.16 which reads in its entirety as follows:

         SECTION 8.16. SHANGHAI FACILITY. (a) Notwithstanding anything to the contrary in this Agreement or in any Additional Document, from and after the Closing Time until the earlier of December 31, 2001 or the date Baldwin Printing moves out of the Shanghai Facility, Baldwin (Beijing) Printing Control Equipment Co., Ltd. ("Baldwin Beijing"), an Affiliate of Baldwin Technology, shall be entitled to maintain, at no cost to any of the Baldwin Entities, an office for purposes of receipt of mail only, at the Shanghai Facility, and (b) if at any time during the term of the lease which began August 20, 2000 between Baldwin Printing and the owner of the Shanghai Facility, pertaining to the Shanghai Facility, Baldwin Printing is required by the owner thereof by Legal Requirement or otherwise by Legal Requirement to vacate all or any portion of the Shanghai Facility covered by such lease as a result, in any such case, of Baldwin Printing or the owner of the Shanghai Facility not having had, as of the Closing Time, either all necessary Permits and Governmental Approvals or the ability to register legally the lease in Shanghai, and provided that Baldwin Printing has first made reasonable efforts, without incurring any out of pocket cost or expense not paid or reimbursed by a Baldwin Entity, in cooperation


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         with the owner of the Shanghai Facility to register legally the lease for the Shanghai Facility in accordance with applicable Legal Requirement, and to obtain any necessary Permits and Government Approvals, then Baldwin Technology will pay to Baldwin Printing all Damages as and when incurred, arising out of or relating thereto including all reasonable costs and expenses, legal fees and expenses, costs for permitting, employee wages and remuneration while not working, relocation, any increase in rent, disassembly and assembly costs, all legally or contractually required remaining rental payments for the Shanghai Facility for the remainder of the lease for the Shanghai Facility, in any such event incurred by Baldwin Printing to relocate its operations performed at the Shanghai Facility to other premises located in Shanghai, China. In any such case, Baldwin Printing will be responsible for rental payments for square footage, if any, in excess of that contained in the Shanghai Facility. In connection with any such move, Baldwin Printing will act in a commercially reasonable manner under the circumstances and taking into account its commitments with its customers. For the avoidance of doubt, Baldwin Technology shall not be responsible for lost profits of Baldwin Printing arising out of the foregoing.

         SECTION 2.23. NO OTHER LIABILITIES. Article VIII of the Purchase Agreement is hereby amended by adding thereto a new Section 8.17 which reads in its entirety as follows:

         SECTION 8.17. NO OTHER LIABILITIES. As a material inducement to Sequa, MEGTEC and any Designated Purchaser becoming a Party to this Agreement, the Baldwin Entities hereby jointly and severally, represent and warrant to Sequa, MEGTEC and any such Designated Purchaser their respective acknowledgment, understanding and agreement that neither Sequa, MEGTEC, any Designated Purchaser nor any of their respective Affiliates have


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         assumed or agreed to assume or discharge any liabilities or obligations of any of the Baldwin Entities or their respective Affiliates associated with or otherwise pertaining to the Purchased Assets, except as specifically provided in Section 2.04 or 2.11 hereof.

         SECTION 2.24. LEGAL OPINIONS. Section 10.11 of Article X of the Purchase Agreement is hereby amended in its entirety to read as follows:

         SECTION 10.11. LEGAL OPINIONS. MEGTEC shall have received the favorable opinions of counsel for Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia dated as of the Closing in form and substance as set forth in EXHIBITS X-1, X-2, X-3 AND X-4 hereto.

         SECTION 2.25. KEY EMPLOYEES. Section 10.14 of Article X of the Purchase Agreement is hereby deleted in its entirety.

         SECTION 2.26. PRODUCTION DRAWINGS. Section 10.17 of Article X of the Purchase Agreement is hereby deleted in its entirety.

         SECTION 2.27. CERTAIN TRANSFERS TO BALDWIN PRINTING. Section 10.18 of
Article X of the Purchase Agreement is hereby amended in its entirety to read as follows:

         SECTION 10.18. CERTAIN CANCELLATIONS AND TRANSFERS TO BALDWIN PRINTING. Baldwin Asia and its Affiliates shall have transferred to Baldwin Printing, prior to the Closing Time, all of the Retained Receivables, the Retained Leases and the Retained Customer Contracts not owned by Baldwin Printing. All such transfers and assignments shall be in form and substance reasonably satisfactory to MEGTEC's Chinese counsel. At or prior to the Closing Time, Baldwin Technology will cause the appropriate Baldwin Entities to terminate and cancel the license agreements referred to in Section


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         2.11(z) hereof, provided that such termination and cancellation must provide that no Baldwin Entity (other than Baldwin Printing) or any other Person (other than any of the MEGTEC Entities or any Affiliate of any MEGTEC Entity) shall have any rights whatsoever on account of the Intellectual Property or Business IP covered by such licenses or any other licenses, grants or transfers related to the zero speed or the autoweb.

         SECTION 2.28. DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS.
Section 10.19 of Article X of the Purchase Agreement is hereby amended in its entirety to read as follows:

         SECTION 10.19 DELIVERY AND APPROVAL OF CERTAIN SCHEDULES AND EXHIBITS. The Parties have agreed, in their respective sole discretion, as to the form and substance of the Schedules and Exhibits which were delivered and initialed on the date of the Purchase Agreement as amended by or added to by the amended Schedules and additional Schedules and amended Exhibits and additional Exhibits that have been delivered on or before the date hereof and initialled by and on behalf of the Parties.

         SECTION 2.29. LETTER OF CREDIT OR ESCROW OF FUNDS. Article X of the Purchase Agreement is hereby amended by adding thereto a new Section 10.19A which reads in its entirety as follows:

                  SECTION 10.19A LETTER OF CREDIT OR ESCROW OF FUNDS. Baldwin Technology shall have delivered, or caused to be delivered by an Affiliate of Baldwin Technology, to MEGTEC Systems Amal AB (the Designated Purchaser of MEGTEC with respect to Baldwin Amal's portion of the Purchased Assets) either (i) a letter of credit in favor of MEGTEC Systems Amal AB in form and substance reasonably commercially satisfactory to MEGTEC Amal in its sole


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         discretion in the amount of two hundred fifty thousand dollars
         ($250,000) and expiring on the date eighteen (18) months after the Closing Time or (ii) two hundred and fifty thousand dollars ($250,000) in immediately available funds to be placed and held by MEGTEC Amal in an interest-bearing escrow account. The delivery of either the letter of credit or the immediately available funds is for the sole purpose of securing, at least in part, the reimbursement obligation of Baldwin Technology under Section 11.13 hereof and shall only be drawn upon or disbursed in accordance with Section 11.13 hereof.

         SECTION 2.30. LIMITATIONS. Clause (h) of Section 11.05 of Article XI of the Purchase Agreement is hereby amended by adding thereto a new clause (iii) which reads in its entirety as follows:

                  (iii) Notwithstanding anything to the contrary in this Agreement or in any Schedule or in any Supplement or in any other Additional Document, none of the individuals listed on Schedule 1.04 shall for any reason whatsoever be deemed to have had, at or prior to the Closing Time, actual knowledge of any inaccuracy or misrepresentation in or breach of any of the following representations and warranties of the Baldwin Entities:

                  (A)      Sections 6.22(b), 6.22(c);

                  (B)      Sections 6.23(a), 6.23(b);

                  (C)      Section 6.33(e); and

                  (D) Section 6.37 as such relates to Sections 6.22(b), 6.22(c), 6.23(a), 6.23(b) and 6.33(e).

         In addition with respect to the foregoing provisions of this Section 11.05(h)(iii), only Section 6.33(e) hereof and including SCHEDULE 6.33(e), (1) the right of any MEGTEC Entity to recover Damages


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         from any of the Baldwin Entities as a result of any such inaccuracy or misrepresentation or breach shall not be subject to the limitation contained in clause (e) of Section 11.05 hereof and (2) the amount of any such Damages shall not be taken into account in determining whether the MEGTEC Entities collectively have incurred Damages in excess of Three Hundred Thousand Dollars ($300,000).

         SECTION 2.31. SURVIVAL. Clause (A) in the first sentence of Section
11.01 of Article XI of the Purchase Agreement is hereby amended to read in its entirety as follows:

         (A) the representations and warranties contained in Sections 6.19, 6.22, 6.23, 6.33(e) hereof and Section 6.37 hereof as relates to the foregoing which shall expire five (5) years after the Closing Time.

         SECTION 2.32. SPECIAL INTELLECTUAL PROPERTY INDEMNIFICATION BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA AND BALDWIN ENKEL. Article XI of the Purchase Agreement is hereby amended by adding thereto a new Section 11.12 which reads in its entirety as follows:

         Baldwin Technology, Baldwin Enkel, Baldwin Amal and Baldwin Asia shall, jointly and severally, defend the MEGTEC Entities against any and all Proceedings arising from, and shall defend, indemnify and hold harmless the MEGTEC Entities for, and will pay to the MEGTEC Entities the amount of, any Damages and lost profits, incurred or suffered, directly or indirectly, by a MEGTEC Entity as a result of any transfer (whether voluntary or involuntary, known or unknown) by any of the Baldwin Entities or Baldwin Printing to either Proctor & Gamble or Goss Shanghai prior to the Closing Time of any rights, title or interest (whether ownership, license or otherwise) to any Intellectual Property or Business IP. The limitations contained in Section 11.05(h) hereof shall not apply to the foregoing indemnity.

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         [SECTION 2.33. SPECIAL REIMBURSEMENT OBLIGATION OF BALDWIN TECHNOLOGY
FOR PAYMENTS TO KBA. Article XI of the Purchase Agreement is hereby amended by adding thereto a new Section 11.13 which reads in its entirety as follows:

         SECTION 11.13 SPECIAL REIMBURSEMENT OBLIGATION OF BALDWIN TECHNOLOGY FOR PAYMENTS TO KBA.

         (a) Baldwin Technology shall reimburse the Designated Purchaser of MEGTEC with respect to Baldwin Amal's portion of the Purchased Assets, MEGTEC Amal AB ("MEGTEC Amal"), for all amounts paid (other than for or in connection with product repair, return or replacement or product purchase price refund in accordance with Section 8.07 hereof) by MEGTEC Amal to Koenig & Bauer Aktiengesellschaft ("KBA") pursuant to MEGTEC Amal's guarantee to KBA of certain of Baldwin Amal's obligations arising under the Basic Contract, dated April 7, 2000, ("Basic Contract") (all of which are acknowledged and agreed by the Parties to be Excluded Liabilities for purposes of this Agreement) with KBA for products manufactured, sold and delivered prior to the Closing Time, all as provided for in the Letter Agreement dated as of September 25th, 2001 among Baldwin Technology, Baldwin Amal and MEGTEC Amal and acknowledged and agreed to by KBA (the "KBA Letter Agreement") provided the following procedures are followed:

                  (i) If MEGTEC Amal or any other MEGTEC Entity is notified by KBA of a claim by KBA with respect to products manufactured, sold and delivered by Baldwin Amal prior to the Closing Time, as soon as reasonably practical thereafter, MEGTEC Amal or such other MEGTEC Entity shall notify


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                  Baldwin Technology and Baldwin Amal in writing of the details of such claim and, if requested by Baldwin Technology or Baldwin Amal, shall meet with representatives of Baldwin Technology and Baldwin Amal and shall request in writing that representatives of KBA participate in such meeting in order to attempt to resolve all disputes with respect to such claim, the obligation of Baldwin Amal to pay KBA and/or the obligation of Baldwin Technology to reimburse MEGTEC Amal pursuant to this paragraph (a);

                  (ii) If either Baldwin Technology or Baldwin Amal disputes either the obligation of Baldwin Amal to pay the claim by KBA under the Basic Contract or the obligation of Baldwin Technology to reimburse MEGTEC Amal pursuant to this paragraph
                  (a) for MEGTEC's payment to KBA pursuant to the KBA Letter Agreement, such Baldwin Entity shall deliver to MEGTEC Amal within five (5) days after receiving written notice of such claim, a written statement in reasonable detail setting forth the nature of the dispute. The Parties shall use commercially reasonable efforts to resolve the dispute for a period of ten
                  (10) days after Baldwin Technology or Baldwin Amal shall have given the notice of dispute to MEGTEC Amal. Thereafter, if MEGTEC Amal pays such disputed amount to KBA, MEGTEC Amal shall notify Baldwin Technology in writing of its payment to KBA;

                  (iii) If the Parties do not reach a final resolution within ten (10) days after Baldwin Technology or Baldwin Amal shall have given the notice of dispute, and provided that Proceedings have not been instituted by KBA with respect to such matter either against a Baldwin Entity or a MEGTEC


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                  Entity, the Parties shall submit the dispute to arbitration before a mutually acceptable arbitrator, and if MEGTEC Amal and Baldwin Technology are unable so to choose an arbitrator, the matter shall be submitted before an arbitrator selected in accordance with the rules of the American Arbitration Association. The arbitration shall be held in the City of New York, New York in accordance with, and subject to the rules of, the American Arbitration Association. The Parties hereto agree to be bound by the decision of the arbitrator. If the arbitrator decides in favor of MEGTEC Amal, then MEGTEC Amal shall be entitled to reimbursement of the amount paid by MEGTEC Amal to KBA; and

                  (iv) All fees, costs and expenses of any such arbitration will be paid by the Party which does not have the arbitration determined in its favor.

                  (v) for the avoidance of doubt, if KBA institutes any Proceedings against any MEGTEC Entity or any Baldwin Entity, the arbitration proceedings referred to in this Section 11.13 shall not proceed during the pendency of the Proceedings initiated by or on behalf of KBA.

         (b) As security, at least in part, for Baldwin Technology's reimbursement obligation provided for in paragraph (a) of this Section 11.13, Baldwin Technology shall deliver, or shall cause to be delivered by an Affiliate of Baldwin Technology, at or prior to the Closing Time, to MEGTEC Amal either (i) a letter of credit to be issued in favor of MEGTEC Amal in the amount of two hundred fifty thousand dollars ($250,000) and expiring on the date eighteen (18) months after the Closing Time which shall be in form satisfactory to

         MEGTEC Amal in its sole discretion or (ii) two hundred fifty thousand dollars ($250,000) in immediately available funds which shall be placed and held by MEGTEC Amal in an interest-bearing escrow account. MEGTEC Amal will accept delivery of the letter of credit which shall be in form reasonably commercially satisfactory to MEGTEC Amal in its sole discretion or accept delivery of and hold in escrow the funds, as the case may be, for the sole purpose of securing, at least in part, such reimbursement obligation of Baldwin Technology and, in the case of a letter of credit, the letter of credit shall be drawn upon or, in the case of funds, the funds shall be disbursed, only in accordance with paragraph (a) of this Section 11.13. If funds are delivered to MEGTEC Amal and for so long as such funds are held in escrow by MEGTEC Amal, such funds shall be invested by MEGTEC Amal in direct obligations of the United States government, none of which obligations shall have a maturity of more than ninety (90) days from the date the investment is made therein, and MEGTEC Amal shall receive and collect and hold in escrow all sums payable in connection with any such investment and reinvestment and shall reinvest all such sums. All interest and gains received by MEGTEC Amal as a result of any such investment or reinvestment shall be added to the funds held by MEGTEC Amal hereunder. If Baldwin Technology shall have delivered funds to MEGTEC Amal as provided in this paragraph (b), Baldwin Technology shall have the right at any time to deliver to MEGTEC Systems a letter of credit issued in favor of MEGTEC Amal which shall be in form reasonably commercially satisfactory to MEGTEC Amal in its sole discretion in the maximum amount equal to the funds then held in escrow by MEGTEC Amal and expiring on the date eighteen (18) months after the Closing Time in substitution of such funds and, in such event, MEGTEC Amal shall redeliver all such funds to Baldwin Technology and shall thereafter have the right to draw on such letter of credit in accordance with paragraph (a) of this Section 11.13.

         (c) for the avoidance of doubt all payments due KBA under the Basic Contract pursuant to the Side Letter Agreement and covered by the reimbursement obligation provided for in paragraph (a) of this Section 11.13, shall, in the first instance, be paid directly by Baldwin Technology to KBA, and, if not so paid, then payment shall be made from the escrowed funds or a draw on the letter of credit as applicable.

         (d) the dollar limitations referred to in this Section 11.13 shall not limit or modify the obligations of the Baldwin Entities with respect to the foregoing matters being an Excluded Liability.

         SECTION 2.34. TERMINATION BY BALDWIN TECHNOLOGY, BALDWIN AMAL, BALDWIN ASIA OR BALDWIN ENKEL. Clause (a) of Section 12.02 is hereby amended to read in its entirety as follows:

         (a) the Closing has not occurred (other than through the failure of Baldwin Technology, Baldwin Enkel, Baldwin Amal or Baldwin Asia to comply with any of its obligations under this Agreement) on or before September 26, 2001, or such later date as the parties may agree upon five (5) Business Days after such expiration or termination (such date the "Extended Closing Time"):

         SECTION 2.35. TERMINATION BY MEGTEC. Clause (a) of Section 12.03 is hereby amended to read in its entirety as follows:

         (a) the Closing has not occurred (other than through the failure of Sequa or MEGTEC to comply with any of its obligations under this Agreement) on or before September 26, 2001 or the Extended

         Closing Time;

         SECTION 2.36. INTERPRETATION. Section 13.11 of Article XIII of the Agreement is hereby amended by adding thereto a new sentence which reads in its entirety as follows:

         Notwithstanding anything in this Agreement or in any Additional Document to the contrary, in the case of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Additional Document, the terms and conditions of this Agreement shall govern.

         SECTION 2.37. AMENDMENT OF CERTAIN EXHIBITS. Exhibits B and C to the Purchase Agreement are hereby amended in their entirety to read as set forth in Exhibits B and C, attached to this First Amendment.

                          ARTICLE III: OTHER AGREEMENTS

         SECTION 3.01. DESIGNATED PURCHASER. The parties agree that MEGTEC has designated MEGTEC Systems Amal AB, a Swedish limited liability company ("MEGTEC Amal") as a Designated Purchaser to purchase all of the Purchased Assets owned by Baldwin Amal and to assume and thereafter pay, perform or discharge all of the Assumed Liabilities of Baldwin Amal, all as provided for in the Purchase Agreement.

         SECTION 3.02. PAYMENT OF SEVERANCE. Baldwin Enkel hereby represents and warrants to the MEGTEC Entities that, except as set forth in those employment agreements and severance agreements listed in SCHEDULE 6.25(a) to the Purchase Agreement, it is the policy of Baldwin Enkel not to pay severance to employees who voluntarily terminate their employment. Baldwin Enkel agrees to continue to adhere to such policy and thereby, except as set forth in said employment agreements and severance agreements, not make any severance payment to any employee of Baldwin Enkel who voluntarily terminates his or her employment with Baldwin Enkel before such time as Baldwin Enkel has completed all of its undertakings as provided in Sections 8.11 and 8.15 of the Purchase Agreement.

                          ARTICLE IV: NO OTHER CHANGES

         SECTION 4.01. NO OTHER CHANGES. Except as amended or supplemented by this First Amendment all of the terms and provisions of the Purchase Agreement are hereby ratified and remain in full force and effect.

         IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the day and year first above written.

                                            SEQUA CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            MEGTEC SYSTEMS, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            BALDWIN TECHNOLOGY COMPANY, INC.

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            BALDWIN ENKEL CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            BALDWIN AMAL AB

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            BALDWIN ASIA PACIFIC CORPORATION

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

MEGTEC Systems Amal AB, a Swedish limited liability company ("MEGTEC Amal"), acknowledges and agrees that is has been designated by MEGTEC Systems, Inc. ("MEGTEC") as the Designated Purchaser to purchase all of the Purchased Assets owned by Baldwin Amal AB ("Baldwin Amal") and to assume and thereafter pay, perform or discharge all of the Assumed Obligations of Baldwin Amal and agrees to be bound by all of the terms and provisions of the Agreement and to accept delivery of all of such Purchased Assets and to assume and thereafter pay, perform or discharge all of such Assumed Obligations.

                                            MEGTEC SYSTEMS AMAL AB

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------